UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – July 30, 2010
________________________________

NEFFS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	000-32605	23-2400383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5629 Route 873 P.O. Box 10 Neffs, Pennsylvania		18065-0010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number including area code:  (610) 767-3875

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     Results of Operations and Financial Condition

Neffs Bancorp, Inc. (the “Corporation”) is a Pennsylvania business corporation which is registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “Holding Company Act”).  The Corporation was incorporated on March 24, 1986 and became an active bank holding company on October 31, 1986.  The Corporation owns all of the outstanding stock of The Neffs National Bank (“the bank”).

Net income for the second quarter of 2010 was $1,020,000 or $5.59 per share, compared to $870,000 or $4.64 per share for second quarter of 2009.  Net income for the first six months of 2010 was $1,843,000 or $10.08 per share, compared to $1,717,000 or $9.13 per share for same period of 2009.

The Corporation’s total assets were $269,296,000 at June 30, 2010, compared to $258,177,000 at December 31, 2009.

Neffs Bancorp, Inc. may from time to time make written or oral “forward-looking statements,” including statements contained in the Corporation’s filings with the Securities and Exchange Commission (including this Form 8-K and the exhibits hereto and thereto), in its reports to stockholders and in other communications by the Corporation, which are made in good faith by the Corporation pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

The information in this Item 2.02 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Neffs Bancorp, Inc.
Selected Consolidated Financial Data
As of June 30, 2010
Dollars in thousands, except per share data
(unaudited)

Selected Consolidated Statements of Income
	Quarter Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Total interest income	$3,503	$3,383	$6,766	$6,658
Total interest expense	(1,241)	(1,397)	(2,485)	(2,801)

Net interest income	2,262	1,986	4,281	3,857
Provision for loan losses	(90)	(1)	(120)	(1)

Net interest income after provision for loan losses	2,172	1,985	4,161	3,856

Other income	72	67	20	126
Other expenses	(886)	(910)	(1,747)	(1,728)

Income before income taxes	1,358	1,142	2,434	2,254
Income tax expense	(338)	(272)	(591)	(537)

Net income	$1,020	$870	$1,843	$1,717

Per Share Data

Basic earnings	$5.59	$4.64	$10.08	$9.13
Book value	$256.79	$243.22	$256.79	$243.22
Dividends declared	$0.00	$0.00	$2.00	$2.00
Average shares outstanding	182,485	187,501	182,799	188,031
Actual shares outstanding	181,095	187,029	181,095	187,029

Selected Consolidated Statements of Financial Condition

	June 30, 2010	December 31, 2009
Total assets	$269,296	$258,177
Securities	136,645	135,967
Loans, net of allowance	116,415	111,159
Allowance for loan losses	913	829
Deposits	221,734	211,391
Stockholders' Equity	46,505	45,628

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NEFFS BANCORP, INC. (Registrant)

Dated: July 30, 2010	By:	/s/ John J. Remaley
	Name:	John J. Remaley
	Title:	President